SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15 (d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)     October 19, 1999
                                                     _________________


                          JACKSONVILLE BANCORP, INC.
                         ____________________________


  TEXAS                          0 - 28070                  75-2632781
____________________________________________________________________________
(State of                  (Commission File No.)             (IRS No)
Incorporation)



COMMERCE AND NECHES STREET                 JACKSONVILLE, TEXAS       75766
____________________________________________________________________________
(Address of Principal Executive Offices)                          (Zip Code)



                              (903) 586-9861
____________________________________________________________________________
           (Registrant's Telephone Number, Including Area Code)



                              NOT APPLICABLE
____________________________________________________________________________
        (Former Name or Former Address, If Changed Since Last Report)







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Item 5.   Other Events
          ____________


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________


          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated October 19, 1999











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                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JACKSONVILLE BANCORP, INC.



Date: 10/19/99                     By: Jerry Chancellor
      _________                        _________________
                                       Jerry Chancellor
                                        President









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